1 st Quarter 2014 Earnings Call April 24, 2014 Exhibit 99.2

Safe Harbor Statement
This presentation contains several “forward-looking statements”. Forward-looking statements are those that use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “may”, “likely”, “should”, “estimate”, “continue”, “future” or other comparable expressions. These words indicate future events and trends. Forward-looking statements are General
Motors Financial Company, Inc.’s (the “Company’s”) current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by the Company. The most significant risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange
Commission, including the Company’s Report on Form 10-K for the year ended December 31, 2013. Such risks include -
but are not limited to - our ability to close the acquisition of Ally Financial Inc.’s equity interest in GMAC-SAIC, our ability to integrate those operations that we have acquired and will acquire into our business successfully, changes in general economic and business conditions, GM’s ability to sell new vehicles that we finance in the markets we serve in North
America, Europe and Latin America, interest rate and currency fluctuations, our financial condition and liquidity, as well as future cash flows and earnings, competition, the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements, the availability of sources of financing, the level of net credit losses, delinquencies and prepayments on the loans and leases we originate, the viability of GM-franchised dealers that are commercial loan customers, the prices at which used cars are sold in the wholesale auction markets, and changes in business strategy, including acquisitions and expansion of product lines and credit risk appetite. If one or more of these risks of uncertainties materializes, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on the Company’s forward-looking statements. The
Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.
2

1
st
Quarter 2014 Highlights
Operating Results
Profitability solid with $222M in pretax earnings in the quarter
North American loan volume stable; leasing volume up moderately
Retail penetration strong in Europe and Latin America
Consumer credit losses remain historically low led by sustained recovery rates in North
America and favorable results in Latin America
Prime Lending Update
Launched pilot of prime-lending program this quarter
Expanded near-prime subvention programs in anticipation of full prime launch in mid-summer
Acquisition Update
China JV expected to close in late 2014
3

Key Metrics – March 2014 Quarter
($MM)
North America
(1)
International
(2)
Total Co.
Earnings Before Tax $167 $64 $222
(3)
Ending Earning Assets 17,560 17,396 34,956
Total Originations
(Loan & Lease)
2,137 2,048 4,185
GM as a % of Total Originations 52.7% 88.0% 70.0%
Annualized Net Credit Loss as a % of Avg.
Consumer Finance Receivable
3.1% 0.6% 1.8%
(1) United States and Canada
(2) Austria, Belgium, France, Germany, Greece, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, Brazil, Chile, Colombia and Mexico
(3) Reflects net impact of intercompany allocations
4

North America
GM and GMF Penetration/Linkage
GM
Industry Average
(excluding GM)
Mar-13 Mar-14 Mar-13 Mar-14
GM Market Penetration
U.S. Subprime Loans 7.6% 7.9% 6.3% 7.2%
U.S. Leases 21.0% 24.2% 24.4% 26.7%
Canada Leases 10.1% 23.4% 22.4% 22.9%
GM/GMF Linkage
GM as % of GMF Loan and Lease Originations
(GM New / GMF Consumer Loan & Lease)
51.1% 52.7%
GMF as % of GM U.S. Subprime 36.3% 31.8%
GMF as % of GM U.S. Lease 22.6% 17.0%
GMF Wholesale Dealer Share 2.8% 6.3%
5

North America
Loan Origination Volume
Loan origination volume followed normal seasonal pattern
Competitive dynamics continue to impact results
Competition has driven extended loan terms, higher loan to value and reduced pricing
Less than prime, non-subvented rates can be competitive with subvented rates
GM Financial is maintaining credit and pricing discipline
6
$794
$749
$722
$673
$814
$173
$151
$156
$160
$196
$392
$451
$392
$313
$354
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
Quarterly
($MM)
$1,270
$1,146
$1,359
$1,351
$1,364
Loans originated
on new vehicles
by GM dealers
Loans originated
on used vehicles
by GM dealers
Loans originated
on vehicles by
Non-GM dealers

North America
Consumer Loan Credit Performance
Credit metrics impacted by seasonality and normalizing credit environment
Credit metrics continue to moderate reflecting current credit environment and portfolio mix
Comparable performance of GM new remains in line to better than performance of non-GM
NA Annualized
quarterly net credit
losses
NA 31-60 day
delinquency
NA 61+ day
delinquency
7
Recovery Rate
Credit Metrics
2.6% 2.1% 2.8% 3.5% 3.1%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
56.7%
60.5%
62.2% 59.1% 58.7%

North America
Lease Originations
Total lease volume up in March 2014 quarter compared to both December and
March 2013 quarters
Canada’s March 2014 lease volume driven by leasing support from GM and success of biweekly payment option
Credit performance reflects the predominantly prime credit profile of the portfolio
At March 31, 2014, substantially all of our leases were current with minimal defaults to date
8
Lease Origination Volume
$2.1B
$2.7B
$3.1B
$3.4B
$3.7B
U.S. Lease Volume ($MM) Canada Lease Volume ($MM) Lease Portfolio ($B)
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
$535
$657
$383
$519
$576

Outstanding Receivables
Commercial ($MM)
Dealers

GM Financial

North America
Commercial Lending
Continue to make solid progress acquiring dealers; expect higher conversion rate after prime loan rollout in North America
Floorplan financing represented the largest share of the portfolio at 87%
9
$883
$1,169
$1,357
$1,975
$2,190
155
208
252
309
336
0
50
100
150
200
250
300
350
400
450
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
Commercial Finance Receivables Oustanding Number of Dealers

International Operations
GM and GMF Linkage
Mar-14 Dec-13 Sep-13 Jun-13
GMF as a % of GM Retail Sales
38.6% 41.3% 32.0% 29.8%
Europe 35.1% 34.7% 31.2% 28.0%
Latin America
41.3% 44.8% 33.5% 33.2%
GMF Wholesale Dealer Share 94.8% 96.3% 95.2% 94.9%
Europe
98.1% 98.4% 97.6% 97.7%
Latin America 91.6% 94.6% 89.8% 88.0%
GM as % of GMF  Consumer Originations
(GM New / GMF Consumer Loan)
88.0% 89.7% 84.6% 84.1%
Europe
82.5% 81.9% 80.8% 79.6%
Latin America 94.9% 95.9% 96.0% 96.4%
10

International Operations
Consumer
Continued strength in
originations driven by high
retail penetration in Europe,
especially in the UK
Credit performance is stable
in Europe and improving in
Latin America
Annualized quarterly net credit
losses of 0.6%
31-60 day delinquencies of
1.1%
61+ day delinquencies of 1.0%
11
U.K.
31%
March 2014 Quarter
Originations
$2.0B
Germany
14%
Mexico
11%
Other
14%
At March 31, 2014
Portfolio Balance
$12.5B
Germany
24%
U.K.
20%
Other
11%
Mexico
9%
Brazil
31%
Other 5%
Latin
America
Europe
Brazil
29%
Other
10%
Other 5%

International Operations
Commercial
Commercial lending balance stable, with
nearly full wholesale dealer penetration
Floorplan financing continues to
represent the largest share of the
portfolio at 95%
Commercial credit performance stable in
Europe and Latin America
12
U.K.
24%
Germany
22%
Other
21%
Mexico
12%
Brazil
18%
Other
3%
At March 31, 2014
$4.9B
Europe
Latin
America

Financial Results
Earnings Before Taxes ($MM)
13
• Earnings growth in Q1 2014 driven by $20 billion increase in average earning assets, offset by declining yield as credit mix shifts
• Segment results impacted by allocation of unsecured debt, and resulting interest expense, to achieve target leverage ratios
$222
$167
$64
$170 $170
Total Co. North America International
2014 2013
Three Months Ended March 31,

Financial Results
Allowance for Loan Losses
Consumer and commercial allowance consistent with credit performance
Commercial allowance includes reserve for discontinuing Chevrolet brand in
Europe, originally established at $15 million in December 2013
14
4.1%
2.7%
2.6%
2.3%
2.3%
4.1%
4.2%
4.4%
4.5%
1.2%
0.5%
0.6%
0.7%
1.2%
1.0%
1.0%
0.9%
0.7%
0.0%
2.0%
4.0%
6.0%
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
0.8%
Consumer Allowance
Commercial Allowance
North America Only North America Only
4.4%

Financial Results
Operating Expenses
Expect operating expenses as a percentage of average earning assets to trend down over time as origination platforms continue to scale
Quarterly Operating Expenses as a Percentage of Average Earning Assets
1. Excludes lease expense and acquisition and integration expenses
15
3.2%
3.0%
3.0%
3.3%
3.2%
3.0%
3.0%
2.8% 2.8%
2.5%
3.0%
3.5%
4.0%
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
Total Co.
North America Only
1

Solid Balance Sheet Metrics
Composition of earning assets shifting to more “prime-like” credit profile
– Subprime loan portfolio represented 30% of ending earning assets at March 31, 2014,
compared to    80% at March 31, 2013
GM to provide a $700M equity contribution upon closing of the China JV
16
$13.2
$30.6
$29.0
Mar-13 Dec-13 Mar-14
Total Debt
($B)
$14.2
$35.0
$33.3
Mar-13 Dec-13 Mar-14
Ending Earning
Assets
($B)
$3.4
$5.0
$5.1
Mar-13 Dec-13 Mar-14
Tangible Net Worth
($B)
Consumer
Lease
Consumer
Loan
Commercial
Loan
Unsecured
Debt
Secured
Debt

Solid Balance Sheet Metrics
Leverage in target range of 6-8X
Liquidity position adequate to support growth
1. Earning assets to tangible net worth
2. Liquidity includes unrestricted cash, available borrowing capacity on unpledged eligible receivables, available borrowing capacity on committed unsecured credit lines and unused balance on GM line of credit
17
Other
Cash
4.2x
6.7x
6.8x
Mar-13 Dec-13 Mar-14
Leverage
1
$3.3
$3.9
$3.8
Mar-13 Dec-13 Mar-14
Liquidity
2
($B)
Borrowing capacity on
eligible receivables

Funding Overview
Committed credit facilities totaling over $18.0B,
provided by 29 banks
– Renewed and upsized U.S. Floorplan credit facility to $2.3B
– IO – Closed, renewed and/or upsized six credit facilities in the quarter totaling approximately $1.2 billion of capacity across four countries
Permanent securitization funding
– Closed two securitizations for the US subprime loan portfolio
Private  securitization, $750M – Jan. 2014
AMCAR 2014-1,  $750M - Mar. 2014
– Closed E-Carat 6 Germany (retail loan), €418M/$575M
– Closed UK E-Carat 3 UK (retail loan), £449M/$748M
– Subsequent to quarter end, closed inaugural 144A U.S. lease securitization ($705M)
Intend to access unsecured markets in 2014
Unsecured
$7.2B
Secured
$23.4B
$30.6B
18
Credit Facilities
$3.2B
Credit
Facilities
$9.0B
Securitization
Notes Payable
$14.4B
Sr. Notes
$4.0B
3/31/2014

For more information, visit www.gmfinancial.com